UNITED  STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.



Date of Report (Date of earliest event reported)             August 30, 1996
                                                            -----------------



                            THE VINCAM GROUP, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



      	     Florida                    0-28148              59-2452823
- --------------------------------  ------------------  -----------------------
(State or other jurisdiction of      (Commission         (I.R.S. Employer
 incorporation or organization)      File Number)       Identification No.)



2850 Douglas Road, Miami Florida                                       33134
- -----------------------------------------------------------------------------
(Address of principal executive offices)



(Registrant's telephone number, including area code)          (305) 460-2350
                                                             ----------------



                                Not applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)











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


Item 2.  Acquisition and Disposition of Assets

Pursuant to the Asset Purchase Agreement dated as of August 21, 1996, between The Vincam Group, Inc. (the "Company"), The Stone Mountain Group, Inc.
("SMG") and the shareholders thereof, the Company acquired on August 30, 1996 substantially all of the business of SMG, a professional employer organization ("PEO") headquartered in Snellville, Georgia. Of the approximately $5 million purchase price, $2.4 million was paid in cash on the closing date, $1.4 million will be payable in 1997, and $1.2 million was placed in escrow in accordance with an escrow agreement in connection with potential purchase price adjustments in the event that client retention fails to meet certain targets. The Company will fund the acquisition using a portion of the proceeds from its initial public offering. The acquisition will be accounted for by the Company using the purchase method of accounting.

As a PEO, SMG provides businesses with an outsourcing solution to the complexities and costs of human resource employment and management by contractually assuming substantial employer responsibilities for the worksite employees of its clients.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

  (a) Financial Statements

As of the date of filing of this current report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 75 days from the date of this Current Report on Form 8-K, or November 13, 1996.

  (b) Pro Forma Financial Information

As of the date of filing of this current report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such pro forma financial information shall be filed by amendment to this Form 8-K no later than 75 days from the date of this Current Report on Form 8-K, or November 13, 1996.


















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


  (c) Exhibits

 Exhibit
   No.
- ---------

  *2     Asset Purchase Agreement, dated as of August 21, 1996, by and among
          The Vincam Group, Inc., The Stone Mountain Group, Inc. and shareholders thereof, incorporated herein by reference to Exhibit 2 filed as part of Current Report on Form 8-K dated as of August 21, 1996 (Commission File No. 000-28148).

- -------------------------------------------

* Incorporated by reference as indicated.


Schedules and exhibits to Exhibit 2 have not been filed with the Securities and Exchange Commission (the "Commission"). The registrant agrees to provide those schedules and exhibits supplementally upon the request of the Commission.





































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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 THE VINCAM GROUP, INC.
                                                 ----------------------
                                                 Registrant


Dated:  September 13, 1996                       By /s/ MARTINIANO J. PEREZ
                                                 -----------------------------
                                                 Martiniano J. Perez
                                                 Vice President and
                                                 Controller






































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